Avalon Capital,
                                      Inc.












                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------







                               February 28, 2001



================================================================================

AVALON CAPITAL, INC.
================================================================================
SEMI-ANNUAL REPORT                                           April 19, 2001
--------------------------------------------------------------------------------

Dear Shareholders,

For the six months ended February 28, 2001, Fund shares had a total return of 1.96% based on NAV (Net Asset Value), and 9.40% based on market price, compared to -17.83% for the S& P 500.

In addition, I'm pleased to note that for the year ended December 31, 2000, Avalon Capital, Inc. received a Lipper Performance Achievement Certificate for ranking number one in the Lipper Closed-End Equity Fund Performance Analysis Service for Capital Appreciation Funds. We are particularly proud of this recognition since Lipper says that most funds never win a Performance Achievement Certificate.

On February 28, 2001, the Fund's fourth annual redemption took place and 42,483 shares were redeemed. In addition, during the six months ended on the same date, the Fund issued 20,170 new shares in connection with the Dividend Reinvestment and Cash Purchase Plan, and purchased 60 shares in the market through the Cash Purchase Plan.

          -----------------------------------------------------------

In February 2000, a friend of mine, who was then working in politics, called and asked what I thought of the stock market and how it might affect the election. While I avoid specific forecasts, I said it seemed obvious to me that certain sectors of the market were vastly overpriced. In particular, I pointed out that most tech stocks were overvalued, and the Internet sector appeared to be a speculative bubble that was about to burst.

What lay behind my thinking? First,
by the fall of 1999 the NASDAQ index had become the most overvalued stock index in history, trading at a p/e of 158 with a dividend yield of just 0.23%. The p/e of the NASDAQ for the 1980s and much of the 1990s, for example, was just 25 to 40.

More importantly, however, I had seen such speculation before. The pc/tech stock boom of 1983 led to a similar crash and eventual bear market for the overall stock market in 1984. However, one of the most spectacular examples of a tech stock mania in stock market history - which led to declines on a comparable scale to those of today's Internet stocks - was the tech boom of the late 1960s.

The following chart shows the highs, lows, percentage decline, and p/e for the Amazons and eBays of my parents' generation:

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER
================================================================================
                                                 HOT TECH STOCKS OF 1968
                                              1968       1970    %    P/E AT
        COMPANY                               HIGH       LOW    DROP    HIGH
        -------                               ----       ---    ----    ----
        Fairchild Camera                  $   102.00  $   18.00  -82%     443
        Teledyne                          $    72.00  $   13.00  -82%      42
        Control Data                      $   163.00  $   28.00  -83%      54
        Mohawk Data                       $   111.00  $   18.00  -84%     285
        Electronic Data $162.00           $    24.00             -85%     352
        Optical Scanning                  $   146.00  $   16.00  -89%     200
        Itek                              $   172.00  $   17.00  -90%      71
        University Computing              $   186.00  $   13.00  -93%     118

                          Source: Dun's Magazine (1971)

WHAT YOU CAN LEARN FROM THE PAST

What are the lessons of this table? First, look out below when you see sky-high p/e ratios. Five out of the eight companies in the table had p/e's in the hundreds, far above any rational valuation of the best businesses in the country, much less these particular businesses.

Second, be especially wary when poor quality businesses receive excessive valuations just because they are in a field that excites investors' imaginations. Anything new - i.e. a medical breakthrough, a gold discovery, a toy fad, various inventions - can stir speculation. Technology repeatedly becomes the focus of manias, because it offers both newness and the prospect of high growth.

Of course most investors don't realize that newness means change, which means business risk, especially from new competitors. And high growth, especially if it results in high profits, is almost certain to draw competitors as well. Which brings us to another lesson from the 1960's table: only one of the high-flying companies of that decade - Electronic Data Systems - still exists in its original form today. The others failed, split up, or were merged into other companies, often as shadows of their former selves.

And one final point: just as other sectors of the stock market get inflated during a tech stock boom, they can tend to get dragged down by a tech stock crash. Many other stock sectors were overpriced in 1968 and in 2000, and the general stock market went into a bear market in 1970 just as it is doing in 2001.

--------------------------------------------------------------------------------
                                                            Avalon Capital, Inc.

AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================
BEWARE OF STOCK MARKET ANALYSTS AND THE MEDIA

It may be hard to remember now, but when my friend called, Wall Street analysts claimed that the grossly inflated prices of their Internet favorites made sense because of their limitless future prospects - despite, in most cases, their current lack of profits. Companies didn't need to have earnings as long as their "business model" made sense. Investors who wanted growth, said the analysts, had no choice but to invest in the "new economy." And my favorite line: technology stocks, especially Internet stocks, were the best investment for investors concerned about a possible downturn in the economy, because they were no longer cyclical.

Of course, all this Wall Street wisdom was repeated day after day in the media at the time. Just one example: I have in front of me an issue of Fortune dated May 15, 2000 with a picture of John Chambers, CEO of Cisco Systems on the cover and the two questions: "Is John Chambers the best CEO on earth?" and, "Is it too late to buy his stock?". Cisco, which reached its all-time high price of $82 in March 2000, was trading at a p/e of 150. The article goes on to say that "No matter how you cut it, you've got to own Cisco."

Maybe. But those who bought after the article, at a price in the $60's, now own a stock selling for $13.62 - roughly a 77% loss.

Whether or not Cisco is a good company, and I'm not going to analyze it here, there is little doubt that it became incredibly overvalued. The NASDAQ itself has plummeted 68% from its all-time high, its largest decline ever. Who got hurt the most? Investors who ignored valuations, got caught up in Wall Street hype, listened to the media, and ignored history.

A TALE OF TWO HOLDING COMPANIES: CMGI AND BERKSHIRE HATHAWAY

The following excerpt from a USA Today article about Berkshire Hathaway sheds some additional light on the advantages of a "value-conscious" tortoise approach to investing versus a tech hare approach.

                    BERKSHIRE'S NO-TECH TORTOISE LEADS RACE
                          USA TODAY, NOVEMBER 16, 2000

Eight months ago there was talk that legendary investor Warren Buffett had lost his touch.

Stock of his Berkshire Hathaway holding company had fallen nearly 50%
while the technology-charged Nasdaq had doubled. Halfway through his 70th year, Buffett seemed no match for money managers half his age. His phobia for tech stocks and his admission that he could not fathom the long-term prospects for their businesses cast him in the role of dinosaur. Adding to the insult, his biggest acquisition ever, the $22 billion 1998 purchase of reinsurance giant General Re, wasn't working out.
--------------------------------------------------------------------------------
                                                            Avalon Capital, Inc.
                                       3

AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

But now it looks like Buffett was really playing the role of Aesop's tortoise. He's winning now because he continued picking his investments carefully from tried and true businesses while the hares of the world raced to buy one next new thing after another.

The analogy became clear in the past 10 days as the Nasdaq fell to lows for the year and Berkshire shares rose to highs. Buffett's stock is up 60% since March 10 while the Nasdaq is down 37%. His redemption is all the more vivid when you compare Berkshire's recent news with that of another holding company, CMGI, which also has an interesting CEO and principal shareholder, David Wetherell.

CMGI is the "Internet incubator" that dazzled Wall Street with a portfolio of stakes in dozens of Internet companies, including Yahoo, AltaVista and uBid. In 1999, its stock rocketed 1,000%. CMGI shares now are 90% below their 52-week high. Wetherell has been reduced to announcing complex "strategic actions" to conserve cash and try to become profitable.

Buffett, meanwhile, just announced he is buying a paint company, Benjamin Moore. It may sound boring, but the deal is a winner. He's getting it because Benjamin Moore stock had been forgotten by the market. For $1 billion, he is able to give shareholders a 50% premium over market, but still pay only 13 times earnings for name products whose prices can be raised faster than inflation.

The deal is typical of about $6 billion of recent Berkshire purchases of closely held firms. Others included jewelers, furniture stores, a carpet manufacturer and a brick and tile maker. He can buy the businesses with money that often costs Berkshire nothing. The money is known as "float." Float, all $27.1 billion of it, is what Berkshire's massive insurance businesses gather in premiums before paying claims. . . .

Is there more to this story than slow and steady wins? Yes, says Mohnish Pabrai, an entrepreneur in Long Grove, Ill., who has watched the race with money on the line. A longtime investor in Berkshire, Pabrai was among the shareholders who asked Buffett at Berkshire annual meetings if there wasn't some way the company could invest in tech. Buffett said no, that he would leave that to others. So, early this year Pabrai, 36, started an Internet incubator of his own. He invested $1.8 million himself and $3.2 million from partners and called it Digital Disrupters.

--------------------------------------------------------------------------------
                                                            Avalon Capital, Inc.

AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================
He was confident, having won big with CMGI shares he'd bought back in 1997 for roughly $1 a share. He thought new companies using the Internet to cut out middlemen and save money for customers were sure winners for investors. When Buffett disputed that idea at his annual meeting April 29 as Internet stocks were collapsing, Pabrai grew scared.

Buffett argued that great technological innovation is terrific for customers, but brutal on capitalists. It erodes profit margins and makes future returns a crapshoot, he said. Pabrai sold all of his CMGI.

But he's lost $1.8 million on his incubator. It ran out of money as its three start-ups faltered. Now he appreciates the difference between investing in established businesses and gambling on projections for new ones.

Says Pabrai: "It was an expensive lesson, but it will stay with me for a while."

/S/ Daniel E. Hutner
Daniel E. Hutner
Chairman and President




-------------------------------------------------------------------------------
                                                            Avalon Capital, Inc.

                                  2000 LIPPER
                      PREFORMANCE ACHIEVEMENT CERTIFICATE

                              AVALON CAPITAL, INC.

                             RANKS NUMBER ONE IN THE
           LIPPER CLOSED-END EQUITY FUND PERFORMANCE ANALYSIS SERVICE

                                 PERIOD ENDING
                               DECEMBER 31, 2000
                                    ONE YEAR

                   INVESTMENT OBJECTIVE/LIPPER CLASSIFICATION
                           CAPITAL APPRECIATION FUNDS



/S/ SARAH DUNN
SARAH DUNN
PRESIDENT AND CEO

                                     LIPPER
                               A REUTERS COMPANY
                            THE ANALYTICAL STANDARD
                            FOR INVESTMENT COMPANIES



--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.


AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2001
(UNAUDITED)


================================================================================



                SECURITY
SHARES          DESCRIPTION                     VALUE
------          -----------                     -----

Common Stock (104.46%)


APPAREL MANUFACTURERS (0.56%)
2,000         Jones Apparel Group, Inc.*    $     76,800
                                            ------------
BANKS- REGIONAL (6.01%)
12,000        M & T Bank Corp. .........         822,000
                                            ------------
BEVERAGES (18.48%)
4,800         Anheuser- Busch Companies, Inc     209,760
37,900        Coca-Cola Company ........       2,009,837
6,700         Pepsico, Inc. ............         308,736
                                            ------------
                                               2,528,333
                                            ------------
CONSUMER PRODUCTS (2.47%)
10,400       Gillette Company                 338,104
                                            ------------

DIVERSIFIED COMPANIES (13.32%)
   25         Berkshire Hathaway, Inc. Class   1,757,500
   28         Berkshire Hathaway, Inc. Class      65,492
                                            ------------
                                               1,822,992
                                            ------------
ENTERTAINMENT (5.85%)
25,841        The Walt Disney Company ..         799,779

FINANCIAL SERVICES (15.96%)
44,850        American Express Company .       1,968,018
8,000         Moody's Corp. ............         215,680
                                            ------------
                                               2,183,698
                                            ------------
FOOD PRODUCTS (4.23%)
  160         Earthgrains Company ......           3,072
3,500         Keebler Foods Company ....         146,860
4,600         Wrigley (Wm.) Jr. Company          428,352
                                            ------------
                                                 578,284
                                            ------------

*Denotes non-income preoucing securities.


INSURANCE (15.40%)
25,752        American International Group, $  2,106,513

                                            ------------
LEISURE/AMUSEMENT (6.80%)
21,025        International Speedway Corp.       930,356
                                            ------------

MINING (1.30%)
16,000        Franco Nevada Mining Corp. Ltd     177,691
                                            ------------

MORTGAGE FINANCE (8.88%)
15,250        Fannie Mae ................      1,215,425
                                            ------------

NEWSPAPER (3.09%)
6,400         Gannett Company, Inc. .....       423,296
                                            ------------

RESTAURANTS (2.11%)
9,800         McDonald's Corp. ..........        288,120
                                            ------------

TOTAL COMMON STOCKS (COST $7,386,835) ...     14,291,391
                                            ------------

Short-Term Holdings  (0.96%)
131,595      Firstar Treasury Fund
              (Cost $131,595) ...........        131,595
                                            ------------

TOTAL INVESTMENTS (COST $7,518,430) .....   $ 14,422,986
                                            ============


* Denotes non-income producing securities.





--------------------------------------------------------------------------------
See Notes to Financial Statements                          Avalon Capital, Inc.


AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001
(Unaudited)
================================================================================



ASSETS:
        Investments, at value (cost $7,518,430) (Note 2) ........   $ 14,422,986
        Interest, dividends and other receivables ...............          7,296
        Other assets ............................................          4,606
                                                                    ------------
Total Assets ....................................................     14,434,888
                                                                    ------------

LIABILITIES:
        Payable for fund shares repurchased (Note 5) ............        720,092
        Accrued advisory fees (Note 3) ..........................         11,319
        Accrued directors' fees .................................          1,488
        Other accrued expenses ..................................         20,701
                                                                    ------------
Total Liabilities ...............................................        753,600
                                                                    ------------

NET ASSETS ......................................................   $ 13,681,288
                                                                    ============

COMPOSITION OF NET ASSETS:
        Paid in capital (Note 5) ................................   $  7,248,968
        Accumulated net investment income (loss) ................       (620,537)
        Accumulated net realized gain (loss) on investments .....        148,301
        Net unrealized appreciation (depreciation) on investments      6,904,556
                                                                    ------------
NET ASSETS ......................................................   $ 13,681,288
                                                                    ============

SHARES OUTSTANDING ..............................................        807,169
                                                                    ============

NET ASSET VALUE PER SHARE (market value $16.38) .................   $      16.95
                                                                    ============


--------------------------------------------------------------------------------
See Notes to Financial Statements                          Avalon Capital, Inc.


AVALON CAPITAL INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001
(Unaudited)
================================================================================


INVESTMENT INCOME:
        Dividends ..........................................   $  58,355
        Interest ...........................................       8,970
                                                               ---------
Total investment income ....................................      67,325
                                                               ---------

EXPENSES:
        Advisory (Note 3) ..................................      73,886
        Administration (Note 3) ............................      26,183
        Transfer agency (Note 3) ...........................       3,720
        Directors ..........................................       1,488
        Auditing ...........................................       8,505
        Custody ............................................       2,480
        Legal ..............................................       4,959
        Printing and postage expense .......................       2,976
        Amortization of organization costs .................       4,300
        Other expenses .....................................       4,810
                                                               ---------
Total expenses .............................................     133,307
                                                               ---------

NET INVESTMENT INCOME (LOSS) ...............................     (65,982)
                                                               ---------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
        Net realized gain (loss) on investments ............      71,355
        Net change in unrealized appreciation (depreciation)     306,602
                                                               ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .....     377,957
                                                               ---------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........   $ 311,975
                                                               =========



--------------------------------------------------------------------------------
See Notes to Financial Statements                          Avalon Capital, Inc.



AVALON CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                             For the six
                                                            months ended       For the year
                                                           February 28, 2001  ended August 31, 2000
                                                           -----------------  ---------------------
                                                              (Unaudited)

FROM INVESTMENT ACTIVITIES:
        Net investment income (loss) .....................   $    (65,982)   $   (129,606)
        Net realized gain (loss) on investments ..........         71,355         503,787
        Net change in unrealized
                appreciation (depreciation) ..............        306,602        (299,030)
                                                             ------------    ------------

        Net increase (decrease) in net assets
                resulting from operations ................        311,975          75,151
                                                             ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net realized gains on investments
                ($0.65 and $0.50 per share, respectively)        (539,170)       (426,602)
                                                             ------------    ------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from sale of shares .....................            190         145,391
        Dividends reinvested .............................        350,353         172,704
        Shares repurchased ...............................       (720,092)       (639,224)
                                                             ------------    ------------

        Net increase (decrease) in net assets from capital
                share transactions .......................       (369,549)       (321,129)
                                                             ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ....................       (596,744)       (672,580)

NET ASSETS:
Beginning of period ......................................     14,278,032      14,950,612
                                                             ------------    ------------

End of period (includes accumulated net investment
        loss of $620,537 and $554,555, respectively) .....   $ 13,681,288    $ 14,278,032
                                                             ============    ============



--------------------------------------------------------------------------------
See Notes to Financial Statements                          Avalon Capital, Inc.


AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS

================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                           FOR THE
                                      SIX MONTHS ENDED                   FOR THE YEARS ENDED AUGUST 31,
                                      FEBRUARY 28, 2001      2000            1999           1998          1997           1996*
                                      -----------------      ----            ----           ----          ----           -----
                                         (Unaudited)

Beginning net asset value
        per share ................      $    17.21    $       17.52  $       14.98  $       13.35  $       10.51  $       10.00
Net investment
        income (loss) ............           (0.10)           (0.17)         (0.19)         (0.19)         (0.09)          --
Net realized and unrealized
        gain (loss) on securities             0.49             0.36           2.89           1.82           2.93           0.60
Distribution from net
        investment income ........         --               --             --             --             --               (0.04)
Distribution from realized
        gains on investments .....           (0.65)           (0.50)         (0.16)       --             --                --
                                        ----------       ----------     ----------     ----------     ----------     ----------
Offering Cost ....................         --               --             --             --             --               (0.05)

Ending net asset value
        per share ................      $    16.95    $       17.21  $       17.52  $       14.98  $       13.35  $       10.51
                                        ==========       ==========     ==========     ==========     ==========     ==========

Ending market value
        per share ................      $    16.38    $       15.50  $       16.25  $       15.63  $       13.75  $       10.88
                                        ===---====       ==========     ==========     ==========     ==========     ==========

Ratios to average net assets:
        Expenses .................            1.80%**          1.93%          1.84%          2.11%          2.22%          3.14%**
Total Return:
        Based upon net asset value            1.96%            1.01%         18.01%         12.21%         27.02%          5.48%
        Based upon market value ..            9.40%           (1.85)%         4.91%         13.67%         26.38%          9.18%
Portfolio turnover rate ..........            1.26%            3.45%          4.05%          7.00%          8.89%          0.00%
Net assets at end of period
        (000's omitted) ..........      $    13,681       $   14,278     $   14,951     $   13,299     $   12,269     $   10,180



----------

* For the period November 20, 1995 (commencement of operation) through August 31, 1996.
**      Annualized



--------------------------------------------------------------------------------
See Notes to Financial Statements                          Avalon Capital, Inc.

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
February 28, 2001
(Unaudited)
================================================================================


1. ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

SECURITY VALUATION - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.

INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Discounts on Treasury Bills purchased are amortized over the life of the respective securities. Realized gains and losses on investments sold are recorded on the basis of specific identified cost.

ORGANIZATIONAL COSTS - The Fund incurred costs in connection with its organization in the amount of $98,157. These costs were capitalized and have been completely amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

FEDERAL INCOME TAX - The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a fee equal to the greater of an annual rate of .10% of



--------------------------------------------------------------------------------
                                                            Avalon Capital, Inc.

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
February 28, 2001
(Unaudited)
================================================================================


the average weekly net assets of the Fund or $52,800 per year. ADS also provides fund accounting services to the Fund pursuant to the administration agreement for which it receives no fees.

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.

4. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (excluding short-term investments) during the six months ended February 28, 2001, amounted to $217,173 and $186,009, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of February 28, 2001 were $7,006,056 and $101,500, respectively.

5. CAPITAL SHARE TRANSACTIONS
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund's stock.

There are 100 million shares of $.001 par value common stock authorized. At February 28, 2001, paid in capital amounted to $7,248,968.

Transactions in capital shares were as follows:

                                        FOR THE SIX            FOR THE YEAR
                                       MONTHS ENDED               ENDED
                                     FEBRUARY 28, 2001        AUGUST 31, 2000
                                     Shares       Amount     Shares     Amount
                                     ------       ------     ------     ------
                                        (Unaudited)

Shares sold .......................       11    $     190    9,746   $ 145,391
Shares issued for reinvestment of
        dividends and distributions
        from realized gains .......   20,170      350,353    9,785     172,704
Shares redeemed ...................  (42,483)    (720,092) (43,162)   (639,224)
                                     -------    ---------  -------   ---------

Net increase (decrease) ...........  (22,302)   $(369,549) (23,631)  $(321,129)
                                     =======    =========  =======   =========



--------------------------------------------------------------------------------

                                                            Avalon Capital, Inc.

AVALON CAPITAL, INC.
OTHER INFORMATION
================================================================================

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital, Inc. (the "Fund") common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co. , the Fund's transfer agent at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION
The Fund's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (631) 470-2600.

Shares of Avalon Capital are listed for trading on the NASDAQ Bulletin Board. Current quotes are available from quotation systems or through brokers using the fund's ticker symbol, "MIST".

The net asset value and market price of Avalon Capital, Inc. shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.




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                                                            Avalon Capital, Inc.

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AVALON CAPITAL, INC.
OTHER INFORMATION
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ACCOUNT INFORMATION
If your Avalon Capital, Inc. shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Bulletin Board, under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call the Fund at (609) 683-3916.

* Meeting of the Board of Directors, October 18, 1996.







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                                                            Avalon Capital, Inc.

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AVALON CAPITAL, INC.

DIRECTORS
William Endicott
Daniel E. Hutner
Nancy Watson Hutner
Edward Rosen
Donald Smith

INVESTMENT ADVISER
Hutner Capital Management, Inc.
34 Chambers Street
Princeton, NJ 08542

ADMINISTRATOR
American Data Services, Inc.
The Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

CUSTODIAN
Firstar Bank, NA
425 Walnut Street
Cincinnati, OH 45201

LEGAL COUNSEL
Spitzer & Feldman, P.C.
405 Park Avenue
New York, NY 10022

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1414

Investor Information:  (631) 470-2600

This report is authorized for distribution only to shareholders and to others who have received a copy of the Avalon Capital, Inc. Fund Prospectus.






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